SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2008

________

LOTUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-32581	20-0507918
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7900 Glades Road, Suite 420

Boca Raton, Florida 33434

(Address of Principal Executive Offices)

(877) 801-0344

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on February 26, 2008 (the “Form 8-K”) to attach as additional exhibits certain transactional documents relating to the financing transaction described in the Form 8-K.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Certificate of Designation of the Relative Rights and Preferences of the Convertible Preferred Shares (1)

4.2	Form of certificate of Lotus Pharmaceuticals, Inc.’s preferred stock (2)

99.1

Convertible Redeemable Preferred Share and Warrant Purchase Agreement dated February 25, 2008 by and among Lotus Pharmaceuticals, Inc., its founders Dr. Liu Zhong Yi and Mrs. Song Zhenghong, and certain accredited investors (1)

99.2	Form of Warrant (1)

99.3	Press release dated February 26, 2008 (1)

99.4	Form of Escrow Agreement (3)

99.5	Form of Closing Escrow Agreement (4)

(1)	Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on February 26, 2008.
(2)	Filed herewith.
(3)	Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on February 26, 2008 (included in Exhibit 99.1 thereto as sub Exhibit D-1).
(4)	Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on February 26, 2008 (included in Exhibit 99.1 thereto as sub Exhibit D-2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PHARMACEUTICALS, INC.

/s/ Dr. Liu Zhong Yi
Dr. Liu Zhong Yi
Chief Executive Officer

Dated: February 29, 2008